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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                      001-15181             04-3363001
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
 incorporation or organization)             Number)          Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100


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ITEM 9.  REGULATION FD DISCLOSURE

     On August 13, 2002, Kirk P. Pond, Chairman, President and Chief Executive Officer, and Joseph R. Martin, Executive Vice President and Chief Financial Officer, of Fairchild Semiconductor International, Inc., submitted to the SEC sworn statements dated August 12, 2002 pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each statement is included in this report as an exhibit (nos.
99.1 and 99.2).



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Fairchild Semiconductor International, Inc.

  Date:  August 13, 2002            By: /s/ David A. Henry
                                        ----------------------------------------
                                        David A. Henry
                                        Vice President, Corporate Controller
                                        (principal accounting officer)